SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION FIRST QUARTER 2023 PHYSICIANS REALTY TRUST NYSE: DOC Exhibit 99.2 March 2023 TOPA Fort Worth Fort Worth, TX Northside Buford Development Buford, GA

2 ABOUT PHYSICIANS REALTY TRUST 4 CONSOLIDATED BALANCE SHEETS 6 CONSOLIDATED STATEMENTS OF INCOME 7 FIRST QUARTER 2023 HIGHLIGHTS 8 FINANCIAL HIGHLIGHTS 9 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (“FFO”), NORMALIZED FUNDS FROM OPERATIONS (“NORMALIZED FFO”), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (“NORMALIZED FAD”) 10 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 11 MARKET CAPITALIZATION AND DEBT SUMMARY 12 LEVERAGE STATISTICS AND COVENANT PERFORMANCE 13 PORTFOLIO PERFORMANCE AND LEASING ROLLFORWARD 14 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 15 PORTFOLIO DIVERSIFICATION 16 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 17 REPORTING DEFINITIONS 18 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “outlook,” “continue,” “projects,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. NON-GAAP FINANCIAL MEASURES This presentation includes EBITDAre, Adjusted EBITDAre, Net Operating Income (or “NOI”), Cash NOI, MOB Same-Store Cash NOI, Funds From Operations (or “FFO”), Normalized FFO, and Normalized Funds Available For Distribution (or “FAD”), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated May 4, 2023, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. “

4 ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed health care real estate company organized in 2013 to acquire, selectively develop, own, and manage health care properties that are leased to physicians, hospitals, and health care delivery systems. We invest in real estate that is integral to providing high quality health care services. Our properties typically are on a campus with a hospital or other health care facilities or strategically located and affiliated with a hospital or other health care facilities. Our management team has significant public health care REIT experience and long established relationships with physicians, hospitals, and health care delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of March 31, 2023, owned approximately 96.0% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's 108,843 square foot corporate office asset and one 20,840 square foot retail asset. COMPANY SNAPSHOT As of March 31, 2023 Gross real estate investments (thousands) $ 5,974,353 Total health care properties 288 % Leased 94.5% Total portfolio gross leasable area (sq. ft.) 16,133,406 % of consolidated GLA from MOBs 98% % of GLA on-campus / affiliated 90% Weighted average remaining lease term for all health care properties (years) 5.5 Cash and cash equivalents (thousands) $ 3,364 Net consolidated debt to firm value 32.2% Weighted average interest rate per annum on consolidated debt 4.0% Equity market cap (thousands) $ 3,559,250 Quarterly dividend $ 0.23 Quarter end stock price $ 14.93 Dividend yield 6.16% Common shares outstanding 238,395,869 OP Units outstanding and not owned by DOC 9,842,400 Dilutive restricted common shares and units 1,430,410 Consolidated firm value (thousands) $ 5,507,422

5 ABOUT PHYSICIANS REALTY TRUST (CONTINUED) BOARD OF TRUSTEES Tommy G. Thompson Chairman John T. Thomas President, Chief Executive Officer Stanton D. Anderson, Esq. Compensation Committee Chair Mark A. Baumgartner Audit Committee Chair Albert C. Black Nominating and Corporate Governance Committee Chair William A. Ebinger, M.D. Trustee Pamela J. Kessler Trustee Ava E. Lias-Booker, Esq. Trustee Richard A. Weiss, Esq. Finance and Investment Committee Chair MANAGEMENT TEAM John T. Thomas President, Chief Executive Officer Jeffrey N. Theiler Executive Vice President, Chief Financial Officer D. Deeni Taylor Executive Vice President, Chief Investment Officer Mark D. Theine Executive Vice President, Asset & Investment Management John W. Lucey Chief Accounting and Administrative Officer Daniel M. Klein Senior Vice President, Deputy Chief Investment Officer Bradley D. Page Senior Vice President, General Counsel Laurie P. Becker Senior Vice President, Controller Amy M. Hall Senior Vice President, Leasing & Physician Strategy W. Mark Dukes Senior Vice President, Asset Management COVERING ANALYSTS J. Dennerlein - Bank of America Merrill Lynch J. Petersen - Jefferies LLC S. Valiquette - Barclays A. Wurschmidt - Keybanc Capital Markets Inc. J. Sanabria - BMO Capital Markets Corp. R. Kamdem - Morgan Stanley M. Gorman - BTIG J. Hughes - Raymond James Financial Inc. M. Griffin - Citi M. Carroll - RBC Capital Markets LLC D. Toti - Colliers Securities W. Golladay - Robert W. Baird & Co. M. Ross - Compass Point S. Manaker - Stifel T. Okusanya - Credit Suisse M. Lewis - Truist Securities J. Pawlowski - Green Street C. Siversky - Wells Fargo M. Mueller - J.P. Morgan The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us. LOCATION AND CONTACT INFORMATION Corporate Headquarters Independent Registered Corporate and REIT Tax Counsel 309 N. Water Street, Suite 500 Public Accounting Firm Baker & McKenzie LLP Milwaukee, WI 53202 Ernst & Young Richard Lipton, Senior Counsel (414) 367-5600 Milwaukee, WI 53202 Chicago, IL 60601 (414) 273-5900 (312) 861-8000

6 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) March 31, 2023 December 31, 2022 ASSETS (unaudited) Investment properties: Land and improvements $ 242,107 $ 241,559 Building and improvements 4,678,995 4,674,011 Tenant improvements 96,527 92,906 Acquired lease intangibles 505,074 505,335 5,522,703 5,513,811 Accumulated depreciation (1,043,884) (996,888) Net real estate property 4,478,819 4,516,923 Right-of-use lease assets, net 230,254 231,225 Real estate loans receivable, net 115,764 104,973 Investments in unconsolidated entities 75,086 77,716 Net real estate investments 4,899,923 4,930,837 Cash and cash equivalents 3,364 7,730 Tenant receivables, net 10,830 11,503 Other assets 147,050 146,807 Total assets $ 5,061,167 $ 5,096,877 LIABILITIES AND EQUITY Liabilities: Credit facility $ 147,762 $ 188,328 Notes payable 1,450,798 1,465,437 Mortgage debt 164,130 164,352 Accounts payable 3,343 4,391 Dividends and distributions payable 59,824 60,148 Accrued expenses and other liabilities 85,007 87,720 Lease liabilities 104,856 105,011 Acquired lease intangibles, net 23,796 24,381 Total liabilities 2,039,516 2,099,768 Redeemable noncontrolling interests - partially owned properties 3,193 3,258 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 238,395,869 and 233,292,030 common shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively 2,384 2,333 Additional paid-in capital 3,810,504 3,743,876 Accumulated deficit (926,790) (881,672) Accumulated other comprehensive income 4,162 5,183 Total shareholders’ equity 2,890,260 2,869,720 Noncontrolling interests: Operating Partnership 119,187 123,015 Partially owned properties 9,011 1,116 Total noncontrolling interests 128,198 124,131 Total equity 3,018,458 2,993,851 Total liabilities and equity $ 5,061,167 $ 5,096,877

7 CONSOLIDATED STATEMENTS OF INCOME (Unaudited and in thousands, except share and per share data) Three Months Ended March 31, 2023 2022 Revenues: Rental revenues $ 93,543 $ 92,665 Expense recoveries 37,855 35,126 Rental and related revenues 131,398 127,791 Interest income on real estate loans and other 2,946 2,599 Total revenues 134,344 130,390 Expenses: Interest expense 19,153 16,823 General and administrative 11,200 10,293 Operating expenses 45,394 41,752 Depreciation and amortization 47,677 47,260 Total expenses 123,424 116,128 Income before equity in loss of unconsolidated entities and gain (loss) on sale of investment properties, net: 10,920 14,262 Equity in loss of unconsolidated entities (264) (166) Gain (loss) on sale of investment properties, net 13 (153) Net income 10,669 13,943 Net income attributable to noncontrolling interests: Operating Partnership (423) (692) Partially owned properties (1) (44) (159) Net income attributable to common shareholders $ 10,202 $ 13,092 Net income per share: Basic $ 0.04 $ 0.06 Diluted $ 0.04 $ 0.06 Weighted average common shares: Basic 237,484,043 225,069,208 Diluted 248,756,672 238,340,243 Dividends and distributions declared per common share $ 0.23 $ 0.23 (1) Includes amounts attributable to redeemable noncontrolling interests.

8 FIRST QUARTER 2023 HIGHLIGHTS OPERATING HIGHLIGHTS • First quarter 2023 total revenue of $134.3 million, an increase of 3.0% compared to the prior year period • First quarter 2023 rental and related revenue of $131.4 million, an increase of 2.8% compared to the prior year period • Reported net income of $10.7 million for the first quarter ended 2023, a decrease of 23.5% over the prior year period, and first quarter net income per share of $0.04 on a fully diluted basis • Generated quarterly normalized funds from operations (“Normalized FFO”) of $0.24 per share on a fully diluted basis • First quarter MOB Same-Store Cash Net Operating Income (“Cash NOI”) growth of 1.0% year-over-year • Declared quarterly dividend of $0.23 per share for the first quarter • 94.5% of portfolio square footage leased as of March 31, 2023 COMPANY ANNOUNCEMENTS • March 17, 2023: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended March 31, 2023. The distribution was paid on April 18, 2023 to common shareholders and OP Unit holders of record as of the close of business on April 4, 2023. • March 28, 2023: Earned a 2023 ENERGY STAR® Partner of the Year Award from the U.S. Environmental Protection Agency and the U.S. Department of Energy. As an ENERGY STAR® partner since 2014, DOC has made an ongoing and long-term commitment to incorporate better environmental impact principles into our business thoughtfully and responsibly. FIRST QUARTER INVESTMENT HIGHLIGHTS SUBSEQUENT INVESTMENT ACTIVITY • Northside Buford Development, Buford, GA ($40.5 million) • Atlanta Medical Condominium Investments, Atlanta, GA ($1.4 million) • Emory Dunwoody Term and Construction Loans, Dunwoody, GA ($41.2 million) • Disposition of Market Place Way MOB, Harrisburg, PA ($2.6 million) Emory Dunwoody Construction Loan Dunwoody, GA Avondale MOB Avondale, AZ

9 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. G ro ss R ea l E st at e In ve st m en ts G ross Leasable A rea Portfolio Growth Since IPO Gross Real Estate Assets Gross Real Estate Investments/Year Portfolio GLA IPO 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 0 3,000,000 6,000,000 9,000,000 12,000,000 15,000,000 18,000,000 INCOME Three Months Ended March 31, 2023 December 31, 2022 Revenues $ 134,344 $ 132,565 Net income 10,669 11,881 NOI 92,330 92,843 Annualized Adjusted EBITDAre 349,036 351,656 Net income available to common shareholders per common share $ 0.04 $ 0.05 Normalized FFO 60,340 61,519 Normalized FFO per common share $ 0.24 $ 0.26 Normalized FAD 59,703 57,859 CAPITALIZATION As of ASSETS March 31, 2023 December 31, 2022 Gross Real Estate Investments (including gross lease intangibles) 5,974,353 5,953,824 Total Assets 5,061,167 5,096,877 DEBT AND EQUITY Consolidated Debt (1) 1,776,676 1,832,929 Total Equity 3,018,458 2,993,851 Equity Market Capitalization 3,559,250 3,375,736 Consolidated Firm Value 5,507,422 5,382,929 Consolidated Debt / Total Firm Value 32.3% 34.1% $123,998 $5,974,353

10 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (“FFO”), NORMALIZED FUNDS FROM OPERATIONS (“NORMALIZED FFO”), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (“NORMALIZED FAD”) (Unaudited and in thousands, except share and per share data) Three Months Ended March 31, 2023 Three Months Ended December 31, 2022 Net income $ 10,669 $ 11,881 Net income attributable to noncontrolling interests - partially owned properties (44) (46) Depreciation and amortization expense 47,560 47,544 Depreciation and amortization expense - partially owned properties (138) (138) Gain on the sale of investment properties, net (13) — Proportionate share of unconsolidated joint venture adjustments 2,306 2,258 FFO applicable to common shares $ 60,340 $ 61,499 Proportionate share of unconsolidated joint venture adjustments — 20 Normalized FFO applicable to common shares $ 60,340 $ 61,519 Net income available to common shareholders per common share $ 0.04 $ 0.05 FFO per common share - diluted $ 0.24 $ 0.26 Normalized FFO per common share - diluted $ 0.24 $ 0.26 Normalized FFO applicable to common shares $ 60,340 $ 61,519 Non-cash share compensation expense 4,667 3,272 Straight-line rent adjustments (1,235) (1,488) Amortization of acquired above/below market leases/assumed debt 1,135 1,151 Amortization of lease inducements 229 225 Amortization of deferred financing costs 569 575 Recurring capital expenditures and lease commissions (5,786) (7,193) Loan reserve adjustments 3 (84) Proportionate share of unconsolidated joint venture adjustments (219) (118) Normalized FAD applicable to common shares $ 59,703 $ 57,859 Weighted average common shares outstanding - diluted 248,756,672 240,952,269

11 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME (“NOI”), CASH NOI, MOB SAME-STORE CASH NOI, EBITDAre, AND ADJUSTED EBITDAre (Unaudited and in thousands) NET OPERATING INCOME Three Months Ended March 31, 2023 Three Months Ended December 31, 2022 Net income $ 10,669 $ 11,881 General and administrative 11,200 9,809 Depreciation and amortization expense 47,677 47,639 Interest expense 19,153 19,878 Gain on the sale of investment properties, net (13) — Proportionate share of unconsolidated joint venture adjustments 3,644 3,636 NOI $ 92,330 $ 92,843 NOI $ 92,330 $ 92,843 Straight-line rent adjustments (1,235) (1,488) Amortization of acquired above/below market leases 1,135 1,152 Amortization of lease inducements 229 225 Loan reserve adjustments 3 (84) Proportionate share of unconsolidated joint venture adjustments (108) (139) Cash NOI $ 92,354 $ 92,509 Cash NOI $ 92,354 $ 92,509 Assets not held for all periods (1,458) (1,459) Non-MOB health care properties (2,798) (2,778) Lease termination fees (31) — Interest income on real estate loans (2,282) (2,326) Joint venture and other income (3,768) (3,657) MOB Same-Store Cash NOI $ 82,017 $ 82,289 EBITDAre Three Months Ended March 31, 2023 Net income $ 10,669 Depreciation and amortization expense 47,677 Interest expense 19,153 Gain on the sale of investment properties (13) Proportionate share of unconsolidated joint venture adjustments 3,590 EBITDAre $ 81,076 Non-cash share compensation expense 4,667 Pursuit costs 63 Non-cash intangible amortization 1,364 Pro forma adjustments for investment activity 89 Adjusted EBITDAre $ 87,259 Adjusted EBITDAre Annualized (1) $ 349,036 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown.

12 (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 3.0 years. (3) Includes the effects of an interest rate swap agreement. Debt is 32% of Firm Value Debt Equity MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) MARKET CAPITALIZATION March 31, 2023 Unsecured credit facility debt $ 152,000 Unsecured notes 1,460,000 Mortgage debt 164,676 Consolidated debt (1) 1,776,676 Pro rata share of unconsolidated joint venture debt 144,537 Enterprise debt $ 1,921,213 Redeemable equity $ 3,193 Share price $ 14.93 Total common shares outstanding 238,395,869 Total OP Units outstanding 9,842,400 Total dilutive restricted common shares and units 1,430,410 Implied equity market capitalization $ 3,727,553 Consolidated Firm Value (Debt + Pref. + Equity) $ 5,507,422 Consolidated Debt/Gross Assets 29.1% Consolidated Debt/Total Firm Value 32.3% ENTERPRISE DEBT SUMMARY (1) Balance as of March 31, 2023 Interest Rate Fixed/Floating Rate (3) Maturity Date Revolving Credit Facility Debt $ 152,000 5.8 % Floating 9/24/2025 Senior Unsecured Notes January '16 - Series B 45,000 4.4 % Fixed 1/7/2026 January '16 - Series C 45,000 4.6 % Fixed 1/7/2028 January '16 - Series D 45,000 4.7 % Fixed 1/7/2031 August '16 - Series A 25,000 4.1 % Fixed 8/11/2025 August '16 - Series B 25,000 4.2 % Fixed 8/11/2026 August '16 - Series C 25,000 4.2 % Fixed 8/11/2027 March '17 400,000 4.3 % Fixed 3/15/2027 December '17 350,000 4.0 % Fixed 1/15/2028 October '21 500,000 2.6 % Fixed 11/1/2031 Pro Rata Share of Unconsolidated Joint Venture Debt 144,537 3.3 % Fixed Various Mortgage Debt, Maturing:(2) 2023 — — % — 2024 59,641 3.8 % Fixed 2025 — — % — Thereafter 105,035 6.8 % Floating $ 1,921,213 4.0% 86.6% fixed $754 $66,374 $232,354 $253,480 $425,476 $397,775 $— $545,000 2023 2024 2025 2026 2027 2028 2029 Thereafter $0 $150,000 $300,000 $450,000 $600,000 $750,000 Enterprise Debt Repayment Schedule as of March 31, 2023

13 LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) CONSOLIDATED LEVERAGE STATISTICS Quarter Ended March 31, 2023 Consolidated debt $ 1,776,676 Net consolidated debt (less cash) 1,773,312 Adjusted EBITDAre $ 87,259 Less: Amounts attributable to Unconsolidated Joint Ventures (3,236) Consolidated Adjusted EBITDAre $ 84,023 Consolidated Adjusted EBITDAre (annualized)* $ 336,092 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 5.28x Consolidated Adjusted EBITDAre $ 84,023 Cash interest expense 18,584 Interest Coverage Ratio 4.52x Consolidated interest expense $ 19,153 Capitalized interest 209 Secured debt principal amortization 253 Total fixed charges $ 19,615 Consolidated Adjusted EBITDAre 84,023 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 4.28x Implied equity market cap $ 3,727,553 Redeemable equity 3,193 Consolidated debt 1,776,676 Consolidated Firm Value $ 5,507,422 Net consolidated debt (less cash) $ 1,773,312 Gross assets 6,105,051 Net Consolidated Debt / Gross Assets 29.0 % Net Consolidated Debt / Consolidated Firm Value 32.2 % Weighted average common shares 237,484,043 Weighted average OP Units not owned by DOC 9,842,219 Dilutive effect of unvested restricted common shares and share units 1,430,410 Weighted Average Common Shares and OP Units - Diluted 248,756,672 * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. COVENANT PERFORMANCE Required March 31, 2023 Total Leverage Ratio ≤ 60.0% 31.5% Total Secured Leverage Ratio ≤ 40.0% 2.9% Maintenance of Unencumbered Assets ≥ 1.5x 3.2x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 4.4x ENTERPRISE LEVERAGE STATISTICS Quarter Ended March 31, 2023 Enterprise debt $ 1,921,213 Net enterprise debt (less cash) 1,917,849 Adjusted EBITDAre (annualized)* 349,036 Net Enterprise Debt / Adjusted EBITDAre Ratio 5.49x

14 PORTFOLIO PERFORMANCE AND LEASING ROLLFORWARD (Unaudited and in thousands, except property count and sq. ft. data.) MOB SAME-STORE PORTFOLIO PERFORMANCE Year-Over-Year Comparison Sequential Comparison Q1'23 Q1'22 Change Q1'23 Q4'22 Change Number of MOBs 269 269 — 269 269 — Gross leasable area 15,118,046 15,118,046 — 15,118,046 15,118,046 — % Leased 94.5% 95.3% -80 bps 94.5% 95.0% -50 bps Rental and related revenues $ 125,291 $ 121,677 +3.0% $ 125,291 $ 123,513 +1.4 % Operating expenses (43,274) (40,472) +6.9% (43,274) (41,224) +5.0 % MOB Same-Store Cash NOI $ 82,017 $ 81,205 +1.0% $ 82,017 $ 82,289 (0.3) % Cash NOI $ 92,354 $ 91,246 $ 92,354 $ 92,509 Cash NOI from: Assets not held for all periods or held for sale (1,458) (1,504) (1,458) (1,459) Redevelopment assets — — — — Non-MOB health care properties (2,798) (2,758) (2,798) (2,778) Lease termination fees (31) (4) (31) — Interest income on real estate loans (2,282) (2,199) (2,282) (2,326) Joint venture and other income (3,768) (3,576) (3,768) (3,657) MOB Same-Store Cash NOI $ 82,017 $ 81,205 $ 82,017 $ 82,289 MOB SAME-STORE PORTFOLIO ANALYSIS Portfolio MOB Same-Store Quarter Ended Quarter Ended March 31, 2023 March 31, 2023 Number of health care properties 288 269 Gross leasable area 16,133,406 15,118,046 Cash NOI $ 92,354 $ 82,017 % Leased 94.5% 94.5 % LEASING ROLLFORWARD Quarter Ended Percentage of Total GLA March 31, 2023 March 31, 2023 Total GLA Total square feet at beginning of quarter 16,124,960 100.0 % Acquired GLA(1) 7,976 — % Disposed GLA (30,000) (0.2) % Expansion GLA 30,470 0.2 % Total square feet at end of quarter 16,133,406 100.0 % Leased GLA Leased GLA at beginning of quarter 15,298,913 94.8 % Expirations (410,581) (2.5) % Renewals 295,852 1.8 % Retention Rate 72 % New leases in quarter(2) 82,658 0.5 % Net absorption (32,071) (0.2) % Net leased GLA acquired / (disposed) (15,000) (0.1) % Leased GLA at end of quarter 15,251,842 94.5% (1) Includes remeasurements of existing properties totaling 4,895 square feet. (2) Includes expansion of 30,470 square feet. MOB Same- Store Cash NOI, 88.8% Other Cash NOI, 11.2%

15 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY (Unaudited and in thousands, except sq. ft. data) QUARTERLY INVESTMENTS Acquisition Date First Year Cash Yield Investment AmountInvestment Location GLA Atlanta Medical Condominium Investment (1) Atlanta, GA 1/5/2023 N/A $ 1,250 3,080 Avondale MOB - Adjacent Parking Land (2) Avondale, AZ 1/23/2023 N/A 777 — Term Loan - Emory Dunwoody ASC Dunwoody, GA 3/15/2023 6.8% 5,398 — Earnouts (3) Various Various 6.0% 293 — Private Equity Fund Investment (4) N/A Various N/A 172 — Term Loan - HCC Davie (5) Davie, FL Various 5.0% 467 — Development Costs Buford, GA Various N/A 953 — Construction Loan Draws Various Various 6.6% 5,092 — Total / Weighted Average 6.6% (6) $ 14,402 3,080 (1) With this acquisition, the Company now owns 32% of the larger building square footage, of which 61% is currently occupied. This property is approximately 105,000 square feet and consists of additional condominium units the Company intends to pursue in the future. (2) The Company acquired a vacant land parcel of approximately 1.8 acres adjacent to a building owned by the Company to create additional parking of approximately 100 spots. (3) The Company completed the settlement of acquisition related earn-out payments upon the execution of leases at its Westerville II MOB and its M Health Fairview Clinics and Specialty Center - Maplewood. These earn-outs are considered to be additional purchase price. (4) The Company invested additional funds managed by a venture capital firm specializing in real estate technology. (5) The Company funded additional draws under the original term loan agreement. (6) Excludes Atlanta Medical condominium investment, Arizona land purchase, private equity fund investment, and development costs. CONSTRUCTION LOAN SUMMARY Construction Loan Location Date of Completion Interest Rate Quarterly Fundings Amount Drawn to Date Total Commitment TOPA Hillwood Fort Worth, TX 3Q 2022 6.0% $ 1,011 $ 10,463 $ 10,500 Emory Dunwoody MOB Dunwoody, GA 3Q 2024 6.8% 4,081 4,081 35,790 Total $ 5,092 $ 14,544 $ 46,290 DEVELOPMENT PROJECTS Project Location Construction in Progress Costs to Complete Estimated Project Budget Total Capacity (sq. ft.) % Leased Projected Stabilized Yield Date of Completion Northside Buford Buford, GA $ 953 $ 39,507 $ 40,460 97,161 100% 6.2% 2Q 2024 QUARTERLY DISPOSITIONS Property Location Date Proceeds GLA Market Place Way MOB Harrisburg, PA 1/17/2023 $ 2,600 30,000

16 % of # of Properties GLA % of Total Q1 Cash NOI % Leased Single-tenant MOBs 122 5,493,450 34.1% 36.1% 99.7% Multi-tenant MOBs 149 9,773,516 60.6% 57.2% 91.6% Specialty Hospitals 4 249,510 1.5% 3.1% 100.0% Consolidated Total 275 15,516,476 96.2% 96.4% 94.6% Pro Rata Unconsolidated Joint Venture Assets 13 616,930 3.8% 3.6% 92.6% Portfolio Total 288 16,133,406 100.0% 100.0% 94.5% PORTFOLIO DIVERSIFICATION (As of March 31, 2023, $ in thousands) UNCONSOLIDATED JOINT VENTURE SUMMARY Joint Venture % Ownership # of Properties GLA Q1 Cash NOI % Leased PMAK Joint Venture 12.3% 60 2,923,657 $ 15,105 89.7% Davis Joint Venture 45.1% 13 567,358 2,918 96.8% Absolute Net, 9% NNN, 84% Modified Gross, 6% Gross, 1% On-Campus / Adjacent, 52% Off-Campus / Affiliated, 37% Off-Campus / Unaffiliated, 11% Investment Grade, 61% Investment Grade Quality, 6% Non-Investment Grade, 33% Texas, 12% Georgia, 7% Indiana, 7% Kentucky, 6% Nebraska, 6% Minnesota, 6% Arizona, 6%Florida, 6% Ohio, 5% Tennessee, 5% Other, 34% Top Ten States (Based on GLA) Lease Type (Based on Annualized Base Revenue) Campus Proximity (Based on Annualized Base Revenue) Consolidated Investment Grade Tenancy (Based on GLA)

17 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE (As of March 31, 2023, $ in thousands) LEASE EXPIRATION SCHEDULE Expiration Expiring Expiring Lease % of Total Expiring Lease % of Total Average Rent Year Leases GLA GLA ABR ABR per SF 2023 105 453,333 2.9% $ 11,876 3.3% $26.20 2024 138 814,576 5.2% 19,557 5.4% 24.01 2025 165 1,023,584 6.6% 26,288 7.3% 25.68 2026 185 3,355,326 21.6% 77,891 21.6% 23.21 2027 149 1,722,917 11.1% 40,092 11.1% 23.27 2028 136 1,845,194 11.9% 43,981 12.2% 23.84 2029 58 910,434 5.9% 28,970 8.0% 31.82 2030 64 862,710 5.6% 20,612 5.7% 23.89 2031 44 1,070,577 6.9% 25,076 6.9% 23.42 2032 76 1,207,666 7.8% 30,909 8.6% 25.59 Thereafter 48 1,332,823 8.6% 34,475 9.6% 25.87 MTM 38 81,329 0.5% 1,247 0.3% 15.34 Vacant 836,007 5.4% Total / W.A. 1,206 15,516,476 100.0% $ 360,974 100.0% $24.59 (1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated. (2) Investment grade quality tenants without public debt outstanding would add an additional 6.4% and 6.3%, respectively, to Investment Grade GLA and Investment Grade ABR. (3) University of Louisville is the parent company of UofL Health - Louisville, Inc. and McKesson Corporation is the parent company of US Oncology. INVESTMENT GRADE TENANCY (1) % of Total Credit Rating Leased % of Leased Annualized Annualized Relationship (Moody's / S&P / Fitch) GLA GLA Base Rent Base Rent CommonSpirit Health Baa1/A-/A- 2,778,110 18.9% $ 53,455 14.8% University of Louisville NA/A-/BBB+ 652,383 4.4% 14,373 4.0% Ascension Health Alliance Aa2/AA+/AA+ 608,240 4.1% 15,803 4.4% HonorHealth A2/NA/A+ 416,721 2.8% 11,245 3.1% McKesson Corporation Baa1/BBB+/BBB+ 403,751 2.8% 11,443 3.2% Baylor Scott and White Health Aa3/AA-/NA 268,639 1.8% 8,561 2.4% UnitedHealth Group Incorporated A3/A+/A 253,134 1.7% 7,778 2.2% UF Health - Jacksonville Ba1/NA/BBB- 223,748 1.5% 8,121 2.2% Trinity Health Credit Group Aa3/AA-/AA- 175,339 1.2% 4,672 1.3% McLaren Healthcare A1/NA/AA- 167,517 1.1% 3,492 1.0% Other 2,979,717 20.5% 76,317 21.0% Total 8,927,299 60.8% (2) $ 215,260 59.6% (2) TOP 10 TENANTS BY ABR Weighted Avg. % of Total Remaining Leased % of Leased Annualized Annualized Tenant Lease Term GLA GLA Base Rent Base Rent CommonSpirit - CHI - Nebraska 3.7 898,584 6.1% $ 18,142 5.0% Northside Hospital 7.7 687,512 4.7% 16,238 4.5% UofL Health - Louisville, Inc. (3) 5.8 652,383 4.4% 14,373 4.0% US Oncology (3) 4.7 403,751 2.8% 11,443 3.2% HonorHealth 6.3 415,791 2.8% 11,220 3.1% Baylor Scott and White Health 3.2 268,639 1.8% 8,561 2.4% Ascension - St. Vincent's - Indianapolis 4.6 363,221 2.5% 8,167 2.3% UF Health - Jacksonville 6.4 223,748 1.5% 8,121 2.2% CommonSpirit - CHI - St. Alexius 3.3 359,209 2.4% 6,987 1.9% UnitedHealth Group Incorporated 10.8 193,579 1.3% 6,005 1.7% Total / Weighted Average 5.4 4,466,417 30.3% $ 109,257 30.3%

18 REPORTING DEFINITIONS Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), plus non-cash compensation, other non-recurring items, pursuit costs, non-cash intangible amortization, and pro forma impact of investment activity. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (“ABR”): Annualized base rent is calculated by multiplying reported base rent for March 2023 by 12 (but excluding the impact of straight-line rent). Cash Net Operating Income (“NOI”): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired above and below market leases, and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, payments received from seller master leases and rent abatements, and changes in fair value of contingent consideration. We believe that Cash NOI provides an accurate measure of the operating performance of our operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. Our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (“FFO”): Funds from operations, or “FFO”, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments, and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (“GLA”): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings.

19 REPORTING DEFINITIONS (continued) Medical Office Building (“MOB”): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. MOB Same-Store Cash Net Operating Income (“NOI”): MOB Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-MOB assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers MOB Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term MOB Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. MOB Same-Store Portfolio: The MOB same-store portfolio consists of medical office properties held by the Company for the entire preceding five quarters. Net Operating Income (“NOI”): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, interest expense, net change in the fair value of derivative financial instruments, gain or loss on the sale of investment properties, and impairment losses, including our share of all required adjustments from our unconsolidated joint ventures. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (“Normalized FAD”): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above-market or below-market leases and assumed debt, amortization of lease inducements, amortization of deferred financing costs, and loan reserve adjustments, including our share of all required adjustments from unconsolidated joint ventures. We also adjust for recurring capital expenditures related to building, site, and tenant improvements, leasing commissions, cash payments from seller master leases, and rent abatement payments, including our share of all required adjustments for unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although our computation of Normalized FAD may not be comparable to that of other REITs, we believe Normalized FAD provides a meaningful supplemental measure of our performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of our financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (“Normalized FFO”): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acceleration of deferred financing costs, net change in fair value of contingent consideration, and other normalizing items. Our Normalized FFO computation includes our share of required adjustments from our unconsolidated joint ventures and our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. djac